FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 22, 2011

Core Health Care Network, Inc. (Exact name of registrant as specified in its charter)

Nevada	000-53714	26-3452407
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 S. Virginia Street – 8th Floor, Reno, NV 89501
 (Address of principal executive offices) (Zip Code)

877-862-0061
(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is filed by Core Health Care Network, Inc., a Nevada corporation, in connection with the items described below.

Item 4.01 Changes in Registrant’s Certifying Accountant

(a)  On August 25, 2011, CORE Health Care Network, Inc (the “Company”) notified Silberstein Ungar, PLLC (“Silberstein Ungar”) that the Company had dismissed Silbelstein Ungar as the independent registered public accounting firm of the Company.  The Board of Directors of the Company recommended and approved the dismissal.

The reports of Silberstein Ungar regarding the Company’s financial statements as of December 31, 2010 and the statements of operations, stockholders’ deficit and cash flows for the years then ended and for the period from October 13, 2008 (inception) through December 31, 2010 contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principle.  The reports of Silberstein Ungar, however, stated that there is substantial doubt about the Company’s ability to continue as a going concern.

From the period as of, and from, October 13, 2008 (inception) through December 31, 2010, and during the subsequent interim period through the date of dismissal, the Company had no disagreement with Silberstein Ungar on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Silberstein Ungar, would have caused them to make reference thereto in their report on the Company’s financial statements for such period from October 13, 2008 (inception) through December 31, 2010.  There were no reportable events, as listed in Item 304(a)(1)(iv)(B) of Regulation S-B.

Silberstein Ungar was provided a copy of the above disclosures and was requested to furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements.

(b) On August 22, 2011, the Board of Directors of the Company resolved to engage the independent registered public accounting firm of M&K CPAS, PLLC (“M&K CPAS”), the Company’s new independent registered public accountants, which appointment M&K CPAS has accepted with the dismissal of Silberstein Ungar.

During the two most recent fiscal years and the interim period preceding the engagement of M&K CPAS, the Company has not consulted with M&K CPAS regarding either: (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by M&K CPAS or (iii) any other matter that was the subject of disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv) of Regulation S-B.   The Company did not have any disagreements with Silberstein Ungar and therefore did not discuss any past disagreements with M&K CPAS.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Core Health Care Network, Inc., a Nevada corporation

Dated: August 25, 2011	By:	/s/ Lewis C. Warren
Lewis C. Warren, Chief Executive Officer

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